Summary Prospectus Supplement	February 19, 2021

Putnam International Capital Opportunities Fund
Summary Prospectus dated December 30, 2020

Effective February 26, 2021, the section Your fund’s management is replaced in its entirety with the following:

Your fund’s management

Investment advisor

Putnam Investment Management, LLC

Portfolio managers

Karan Sodhi, Portfolio Manager, portfolio manager of the fund from 2004 to 2007 and since 2017

Spencer Morgan, Portfolio Manager, portfolio manager of the fund since 2017

Sub-advisors

Putnam Investments Limited*

The Putnam Advisory Company, LLC*

* Though the investment advisor has retained the services of both Putnam Investments Limited (PIL) and The Putnam Advisory Company, LLC (PAC), PIL and PAC do not currently manage any assets of the fund.

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